Delek US Holdings, Inc./ Delek Logistics Partners, LP Wells Fargo Energy Symposium December 2013

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; potential conflicts of interest between our majority unitholder and other unitholders; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview Integrated Downstream Energy Company Operates 140,000 BPD of combined refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Logistics Segment (1) Approximately 362 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.5 complexity (1) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock  362 Stores  Locations in 7 states Retail Delek Logistics (1)  7 Terminals  Approx. 1,000 miles of pipelines  3.7 million bbls crude oil storage capacity

WTI - Midland 94% East Texas 6% Gulf Coast 6% Inland / Local 80% Rail 14% Well Positioned Mid-Continent Refining System 4 Strategically Located Assets Provide Access to Cost-Advantaged Feedstocks Tyler Crude Source (3Q13) El Dorado Crude Source (3Q13) Permian Eagle Ford Woodford 75% of 2013 Crude Slate Expected to Consist of Price-Advantaged Domestic Crudes Up to 45,000 bpd Rail Capacity at El Dorado (1) (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery . In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. 87,000 bpd of Midland crude in DK system

Refining Segment Operational Update

($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 De c -1 3 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends(1) 6 Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2013 data is as of December 8, 2013; quarterly averages shown. (2) Crack Spreads: (+/-) Contango/Backwardation 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 (1) (2) (2) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel $24.06 $25.88 $30.39 $27.20 $27.38 $20.19 2Q13 3Q13 $11.82 4Q13 $13.15

WTI Midland vs. WTI Cushing Crude Pricing ($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 ` Access to Midland Crudes Benefits Margins 7 Source: Argus – January MTD as of December 8, 2013 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 87,000 bpd of Midland crude in DK system ($ per barrel)

$19.83 $14.86 $14.20 $7.71 $10.02 $15.02 $14.99 $12.43 Q2 2013 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 12/9/13 Market Fundamentals Improving Into Q4 2013 (1) 8  Improving light product prices  Declining crude prices improving residual margins, particularly asphalt at El Dorado  Gulf Coast crack spreads increasing from Sept. lows  Midland discount to Cushing widening  Ethanol economics improved in 4Q13 vs. 3Q13 (1) Source: Platts and Argus; December 2013 data is through Dec. 9, 2013. $93.82 $104.78 $106.61 $106.42 $100.70 $93.98 $95.44 $97.65 2Q13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 12/9/13 ($ per barrel) ($ per barrel) ($0.14) ($0.19) ($0.39) ($0.27) ($0.31) ($2.73) ($3.93) ($2.54) ($2.15) Q2 2013 Jul. 2013 Aug. 2013 Sept. 2013 Oct. 2013 Nov. 2013 Dec. 2013 Dec. Trading 12/9/13 ($ per barrel) Improving WTI 5-3-2 Gulf Coast Crack Widening Discount WTI Midland vs. WTI Cushing Declining WTI – Cushing Prices Market Highlights Differential set in month prior to crude purchases. Dec. trading sets Jan. crude differential.

35,000 52,000 25,000 8,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1Q13 2Q13 - Improved Pipeline Access WTI - Midland East Texas / Other Gasoline 52% LPGs 5% Diesel / Jet 40% Other 3% WTI-Midland 94% East Texas 6% Tyler Refinery Overview 9  Inland PADD III refinery located in East Texas  Serves an niche market in the Tyler, TX area; priced above Gulf Coast markets  60,000 bpd, 9.5 complexity; products shipped across truck terminal at refinery  Primarily processes inland light sweet crudes (100% in 3Q13)  92% yield of gasoline, diesel and jet fuel in 3Q13  Cost advantaged refinery primarily processing Midland sourced crude (94% in 3Q13)  Substantial savings created by replacing higher priced East Texas and other crude with Midland sourced crudes in 2013 3Q13 Crude Source 3Q13 Production 60,585 bpd 63,267 bpd Niche Refinery with Access to WTI Midland Based Crude Supply Tyler Refinery Crude Slate Pricing Change B ar re ls p e r D ay Crude Throughput Total Production 32,407 33,045 22,521 21,883 4,769 4,257 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Petro/Other 56,028 56,426 55,246 59,239 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2011 2012 YTD 3Q12 YTD 3Q13

Improving Niche Market Position with a Crude Slate Weighted to WTI-Linked Crude Gasoline 49% Diesel 39% Asphalt 10% Other 2% Rail 14% Gulf 6% Inland/Local 80% El Dorado Refinery Overview 10  Inland PADD III refinery located in Southern Arkansas  80,000 bpd, 9.0 complexity (configured to run medium sour crude)  Supply flexibility that can source Midland, locally produced, Gulf Coast and rail supplied crude including Canadian sourced  88% yield of gasoline and diesel in 3Q13  Associated gathering system positioned for Brown Dense development in Northern Louisiana and Southern Arkansas  Pipeline access increased Midland crude throughput by 25,000 bpd at El Dorado as of June 2013 3Q13 Crude Source 3Q13 Production 66,920 bpd 73,193 bpd 10,000 35,000 18,000 18,000 52,000 27,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1Q13 2H2013 - Improved Pipeline Access WTI - Midland Local Other (incl. rail) El Dorado Refinery Crude Slate Change 33,231 33,411 26,726 27,163 14,820 6,897 4,666 3,901 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Asphalt Petro/Other Crude Throughput Total Production 73,796 65,375 66,106 65,895 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 YTD 3Q12 YTD 3Q13

Significant Organic Growth / Margin Enhancement Opportunities

- Completed low-cost, high-return capital projects at El Dorado and Tyler
  - Additional quick-hit capital projects identified; economics based on forward curve pricing Oct. 2013

	SCOPE	COST	BENEFIT [1]	TIMING
El Dorado: LSR/Sat Gas Project (LSR)	▪ Improve liquid recovery of Butane & Propane at El Dorado; volumes based on first half 2013 results	$14.5 million	$14-$16 million	Complete
Tyler: Vacuum Tower Bottoms Project (VTB)	▪ Convert El Dorado asphalt to light product via Coker at Tyler; volumes based on 2Q13 results	$5.7 million	$7-$9 million	Complete
El Dorado: DHT Revamp – Phases I & II	▪ Increase ULSD production from 30,000 bpd to 34,000 bpd; (Phase 1 increased to 33,000 bpd)	$3.0 million	Phase 1: $6 m Phase 2:$2 m $8 million	Phase 1: Compl. Phase 2: 1Q14
El Dorado: Replace Alky Refrigeration Compressor	▪ Further optimize FCC unit and increase gasoline production	$4.2 million	$4 + million	Complete July 2013
El Dorado & Tyler: FCC Reactor Revamp	▪ Replace FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion; FCC Reactors have been purchased and are in storage	$18.3 million	$25-$30 million	(Turnaround) 1Q14 El Dorado 1Q15 Tyler
El Dorado: Crude Pre-flash Tower/Gasoline Hydrotreater	▪ Debottleneck crude pre-flash tower to increase ability to process lighter crudes	$12.5 million	$9-$14 million	1Q2014 (Turnaround)

(1) Approximate benefit and is subject to market pricing economics. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. Economics based on forward curve as of Oct. 2013, subject to change based on market conditions and operating rates.

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Logistics Operational Update Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL.

Delek Logistics Partners, LP Overview (NYSE: DKL) 13 DKL Asset Overview  ~400 miles of crude and product transportation pipelines, including the 185 mile crude oil pipeline from Longview to Nederland, TX  600 mile crude oil gathering system  Storage facilities with 3.7 million barrels of crude oil active shell capacity supporting Delek US’ El Dorado and Tyler refineries  Wholesale and marketing business in Texas  Seven light product terminals:  Texas: Tyler, Abilene, Big Sandy, San Angelo  Tennessee: Nashville and Memphis  Arkansas: North Little Rock

Delek Logistics: Well Positioned for Growth 14  4.9% yield (1)  Distribution increased 8.0% over MQD through 3Q13  Distribution coverage ratio of 1.36x (YTD Sept 2013) (2)  Estimated initial $10.5 million annual EBITDA from first drop- down (July 2013)  Estimated $15-$20 million additional EBITDA from potential existing drop-downs  Completed three acquisitions since IPO in November 2012  Management averages over 20 years of experience  Traditional MLP assets and structure  Primarily long-term, fee-based contracts with minimum volumes  Conservative financial policies; $225 million of revolver availability (Sept 2013)  YTD Sept 13 Adj. DCF $39.6 million; Adj. EBITDA $47.1 million (2)  July 1, 2013 4.59% FERC increase (1) Based on $32.90 (12/9/13) per unit and an annualized $1.62/ unit distribution. (2) Non-GAAP measure. See pg. 28 and pg. 29 for the reconciliation to GAAP. YTD 3Q13 reported EBITDA of $42.0 million included approximately $5.1 million of predecessor cost related to the Tyler Asset Drop down. These predecessor costs were incurred prior to the purchase during the period from 1/1/13 to 7/26/13 when revenues were not recorded on these assets. Stable Cash Flow Robust Total Return Growth-Oriented Sponsor

 Midstream MLP with long-term contracts providing stable, growing cash flow  Supports Delek US’ profitable and strategically located inland refining system  Unlocks value of marketing and logistics assets  Strategic vehicle for growth  Visible asset dropdown opportunities  Partner for future acquisitions and organic growth projects  Reduces consolidated cost-of-capital 25% 50% 75% 100% 125% 150% 175% 11/1/2012 2/9/2013 5/20/2013 8/28/2013 12/6/2013 DKL Alerian MLP Index DKL: Strong Performance & Value Creation Since IPO Performance Since IPO 15 (1) Current yield reflects NTM anticipated distribution of $1.62 per unit and equity value based on market capitalization as of December 9, 2013. (2) Per company filings. (3) Effective June 2013, the general partner is owned Delek US and three members of senior management, with senior management owning less than 5%. +56.7% +9.3% A Powerful Strategic Partner DKL Value Accrues to Delek US Shareholders IPO Date: November 2, 2012 IPO Price: $21.00 per unit Current Yield (1): 4.9% Current Price (1): $32.90 per unit LP Equity Value (1): $790.0 million DK Ownership of DKL (2): 60.3% LP interest; 2% GP interest (3) & IDRs

Several Visible Pathways to Growth 16 Dropdowns from Delek US Organic Growth Acquisitive Growth  $15 - $20 Million of potential EBITDA expected to be dropped down over next 6 to 12 months in addition to recently completed Tyler asset drop down  Product Terminal/Tank Farm at El Dorado refinery  25,000 bpd (light crude) rail offloading facility at El Dorado refinery  300,000 bbl crude oil tank (under construction) at Tyler refinery  Paline Pipeline ability to re-contract at a potentially higher rate after 2014  Increasing Brown Dense / Arkansas production, driving growth in gathering system  Asset optimization and expansion  Expand the North Little Rock terminal to 17,500 bpd  Potential for 3rd party acquisitions (two completed year to date 2013)  Ability to partner with Delek US to make acquisitions  Low cost-of-capital  Future dropdowns from Delek US acquisitions

Recent Acquisitions Approximately $12 million of annual EBITDA 17 Tyler Tank Farm and Product Terminal  First drop down from Delek US since the IPO, acquired July 26, 2013  Purchase price: $94.8 million  Assets Include:  72,000 bpd capacity product terminal  Approximately 2.0 million barrels of aggregate shell capacity tank farm  Supports Delek US Tyler, TX refinery  Expected initial annual EBITDA of approximately $10.5 million Tyler- Hopewell Pipeline  Third party acquisition on July 19, 2013  13.5 mile pipeline allows Big Sandy terminal to receive light product from Tyler refinery  Expected to be operational in December 2013  Expected initial annual EBITDA of approximately $700,000 North Little Rock, AR terminal  Third party acquisition on October 26, 2013  Light products truck terminal  Throughput expected to grow with additional capex from 10,000 bpd to 17,500 bpd over time  Expected initial annual EBITDA of approximately $800,000

DKL: Strong 2013 Year to Date Performance 18 (1) Amounts provided in the Nov. 1, 2012 IPO prospectus showing pro forma historical results for 2011 and forecasted performance for 12 months ending Sept. 30, 2013. Reconciliation on pg. 28 (2) Reconciliation provided on page 27. YTD 3Q13 reported EBITDA of $42.0 million included approximately $5.1 million of predecessor cost related to the Tyler Asset Drop down. These predecessor costs were incurred prior to the purchase during the period from 1/1/13 to 7/26/13 when revenues were not recorded on these assets. YTD EBITDA is ahead of IPO forecast (1) $37.2 $47.1 - 10.0 20.0 30.0 40.0 50.0 Forecast Jan-Sept 2013(1) Adj. Actual YTD 3Q13 (2) $ in m ill io n s $90.0 $161.0 $73.5 $225.5 $0.0 $100.0 $200.0 $300.0 $400.0 June 2013 Sept. 2013 $ in m ill io n s Borrowings Excess Availability Financial Flexibility to support continued growth  In July 2013 amended credit facility to increase lender commitments to $400 million from $175 million  Conservative leverage ratio of 2.28x at 3Q13; well within 4.0x allowable under facility

DKL: Increased Distribution with Conservative Coverage 19 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. Actual distribution paid for 4Q12 was a pro-rated amount of the MQD of $0.375 per unit. (2) Estimated based on assumption of a $0.01/unit distribution increase to show potential growth by year end. Actual increase subject to business performance and Board of Directors approval. (3) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 29 for reconciliation. Distribution has been increased by 8.0% over the MQD since the IPO $0.375 $0.385 $0.395 $0.405 0.340 0.360 0.380 0.400 0.420 0.440 Nov. 2012 IPO MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 E (2) $ in m ill io n s Quarterly Distribution Growth to date On track for a double digit increase above MQD by 4Q13 1.10x 1.39x 1.32x 1.38x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x 1.60x $ in m ill io n s Avg. 1.36x Year to date 3Q13 Nov. 2012 S-1 Forecast (1) 12 months ended 9/30/13 1Q 2013 Actual 2Q 2013 Actual 3Q 2013 Actual Distributable Cash Flow Coverage Ratio (3)

Retail Operational Update

946 990 1,039 1,082 285 279 2009 2010 2011 2012 3Q12 3Q13 $840 $897 $951 $1,011 $268 $279 2009 2010 2011 2012 3Q12 3Q13 Strong Retail Presence 21 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Fuel Gallons Sold Per Store (000’s) Merchandise Sales Per Store ($000’s) Tennessee 199 locations Virginia 8 locations Kentucky and Mississippi 5 locations Arkansas 9 locations Tyler Georgia 52 locations El Dorado Red border indicates region for future growth Alabama 89 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 362 stores throughout seven states  Currently undergoing multi-year store enhancement initiative  54% of stores re-imaged or newly constructed  Targeting 10-12 new large-format stores in 2013

Delek US Financial Update

Strong Financial Performance & Delivering Value to Shareholders

Financial Highlights

- Record profitability in 2011 and 2012 driven by growth in the refining segment; Strong first half 2013 performance
- Strong cash flow generated from operations and Delek Logistics IPO in 2012
  - Last 12 month free cash flow of $56 million [3]
  - Reduced net debt by $114 million y/y in third quarter
- Returning excess cash to shareholders
  - Share repurchase program $75 million; repurchased $38 million 1Q 2013
  - Increased regular quarterly dividend in May 2013 to $0.15 from $0.10
  - Declared $0.25 of regular and special dividends per share in 3Q 2013

Historical Contribution Margin ($MM) [1][2]



4.75 year CAGR: 28.6%
10.75 CAGR: 28.2%
$164
$151
$130
$445
$541
$494
$375
2008
2009
2010
2011
LTM 3Q13
YTD12
YTD13

Year-End Cash Balance ($MM)



$15
$68
$49
$226
$602
$428
2008
2009
2010
2011
2012
9/30/13

Leverage Profile ($MM)



Net Debt / (Net Cash)
Total Debt
$286
$317
$296
$433
$362
$369
$271
$249
$247
$207
($240)
($59)
2008
2009
2010
2011
2012
9/30/13

Dividends Declared ($ / share)



$0.15
$0.15
$0.15
$0.33
$0.6025
$0.4025
$0.70
$0.15
$0.15
$0.15
$0.15
$0.18
$0.2125
$0.39
$0.11
$0.29
$0.40
$0.30
2008
2009
2010
2011
2012
YTD3Q12
YTD3Q13
Regular
Special

(1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization.
(2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011.
(3) Free cash flow reconciliation available in appendix.

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24 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

$42.3 $36.0 $65.9 $119.7 $14.5 $45.0 $66.1 $72.3 2010A 2011A 2012A 2013E Refining Retail, Logistics, Marketing and Other Historical and Projected Capital Spending 26 $56.8mm $81.0mm $132.0mm $192.0mm Source: Company filings.

Delek US Non-GAAP Reconciliation 27 Source: Company 10-K filings. ($ in millions) 2012 LTM 3Q13 3Q12 3Q13 Net cash provided by operating activities $462.9 $225.1 $270.9 $33.1 Purchase of property, plant and equipment 132.0 169.1 80.2 117.3 Free cash flow $330.9 $56.0 $190.7 ($84.2) Delek US Free Cash Flow Reconciliation Year Ended 12/31 Year to Date ($ in millions) 2008 2009 2010 2011 2012 LTM 3Q13 3Q12 3Q13 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $9,133.1 $6,542.2 $6,948.6 Cost of go ds sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 8,206.0 5,781.0 6,282.6 Operating expenses 240.8 219.0 229.5 320.9 363.3 386.6 267.3 290.6 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $540.5 $493.9 $375.4 Year Ended 12/31 YTD 9/30 Delek US Contribution Margin Reconciliation

Delek Logistics Non-GAAP Reconciliation

Delek Logistics Partners LP EBITDA and Contribution Margin Reconciliation

	Pro Forma 12 Months 12/31/11	Forecast 12 Months 9/30/13 [3]	Forecast 3 Months 3/31/13 [3]	Forecast 3 Months 6/30/13 [3]	Forecast 3 Months 9/30/13 [3]	Forecast 9 Months 9/30/13 [3]	Actual 9 Months 9/30/13
Total Net Sales	**$765.8**	**$797.1**	**$197.4**	**$199.2**	**$197.4**	**$594.0**	**$684.3**
Cost of Goods Sold	(694.8)	(721.8)	(178.8)	(180.4)	(178.0)	(537.2)	(614.0)
Operating Expenses	(17.4)	(18.7)	(4.8)	(4.5)	(4.6)	(13.9)	(23.1)
Contribution Margin	**$53.6**	**$56.6**	**$13.8**	**$14.3**	**$14.9**	**$43.0**	**$47.2**
Depreciation and Amortization	(9.3)	(9.3)	(2.3)	(2.3)	(2.3)	(7.0)	(9.1)
General and administration expense [1]	(6.4)	(7.7)	(1.9)	(1.9)	(1.9)	(5.8)	(5.2)
Operating Income	**$37.9**	**$39.6**	**$9.6**	**$10.0**	**$10.6**	**$30.2**	**$33.0**
Interest Expense, net [2]	(3.3)	(3.6)	(0.9)	(0.9)	(0.9)	(2.7)	(2.8)
Income tax expense			-	-	-	-	(0.5)
Net Income	**$34.6**	**$36.0**	**$8.7**	**$9.1**	**$9.7**	**$27.5**	**$29.7**
Income tax expense	-	-	-	-	-	-	0.5
Depreciation and Amortization	9.3	9.3	2.3	2.3	2.3	7.0	9.1
Interest Expense, net [2]	3.3	3.6	0.9	0.9	0.9	2.7	2.8
EBITDA	**$47.2**	**$48.9**	**$11.9**	**$12.4**	**$12.9**	**$37.2**	**$42.0**
Add:							
Predecessor Expenses (Tyler Assets) [4]							5.1
Adjusted EBITDA							**$47.1**

(1) Forecast periods Include approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership.
(2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our new revolving credit facility.
(3) Forecast provided in the IPO prospectus on Nov. 1, 2012.
(4) Predecessor costs for the period of 1/1/13 to 7/25/13 related to the Tyler Assets were recorded on a YTD basis in 3Q13. During the period from 1/1/13 to 7/25/13 revenues were not recorded.
Note: May not foot due to rounding.

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Delek Logistics Cash Available for Distribution

YTD3Q13 Actual Results and Forecast Twelve Months ending September 30, 2013 [(3)]

(dollars in millions)	Pro Forma 12 Months 12/31/11	Forecast 12 Months 9/30/13 [(3)]	Actual 9 Months 9/30/13	Actual 3 Months 3/31/13	Actual 3 Months 6/30/13	Actual 3 Months 9/30/13
Contribution Margin [(1)]	**$53.6**	**$56.6**	**$47.2**	**$17.2**	**$16.1**	**$17.6**
Less: General & Administrative Expenses	(6.4)	(7.7)	(5.2)	(1.7)	(1.1)	(1.9)
Add: Tyler Asset predecessor costs [(4)]	-	-	5.1	-	-	0.9
EBITDA [(1)]	**$47.2**	**$48.9**	**$47.1**	**$15.5**	**$15.0**	**$16.6**
Less: Cash Interest Paid		(3.1)	(2.2)	(0.6)	(0.6)	(1.0)
Less: Expansion Capital Expenditures		(5.7)	(0.6)	(0.3)	(0.2)	(0.1)
Less: Maintenance Capital Expenditures		(10.8)	(2.7)	(0.9)	(0.9)	(0.9)
Plus: Reimbursement for Maintenance Capital Expenditures		6.2	-	-	-	-
Plus: Reimbursement for Expansion Capital Expenditures		5.7	0.5	0.3	0.2	-
Less: Income Tax Expense		-	(0.5)	(0.1)	(0.1)	(0.3)
Add: Non-cash unit based compensation expense		-	0.2	-	0.1	0.1
Less: Amortization of deferred revenue		-	(0.2)	-	(0.1)	(0.1)
Less: Amortization of unfavorable contract liability		-	(2.0)	(0.7)	(0.7)	(0.6)
Cash Available for Distributions		**$41.2**	**$39.6**	**$13.1**	**$12.8**	**$13.7**
Coverage		1.10x	1.36x	1.39x	1.32x	1.38x
Total Distribution [(2)]		**$37.4**	**$29.1**	**$9.4**	**$9.7**	**$9.9**

(1) Non-GAAP measure. See pg. 28 for the reconciliation to GAAP.
(2) Distribution for forecast period based on $1.50 per unit; Distribution for three months ended Sept. 30, 2013 was $0.405 per unit, or $1.62 annualized.
(3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus .
(4) Predecessor costs for the period of 1/1/13 to 7/25/13 related to the Tyler Assets were recorded on a YTD basis in 3Q13. During the period from 1/1/13 to 7/25/13 revenues were not recorded.

Note: May not foot due to rounding.

29

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